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                        Prudential Active Balanced Fund
                        Supplement dated August 27, 1997
                     to Prospectus dated November 29, 1996

    The Board of Trustees of Prudential Dryden Fund (the Fund) has recently approved a proposal to exchange the assets and liabilities of the Prudential Active Balanced Fund, a series of the Fund, for shares of Prudential Jennison Active Balanced Fund, a newly created series of Prudential Jennison Series Fund, Inc. Class A, Class B, Class C and Class Z shares of the Prudential Active Balanced Fund would be exchanged at net asset value for shares of equivalent value of the Prudential Jennison Active Balanced Fund.

    If this proposal is approved, all portfolios of Prudential Mutual Funds advised by Jennison Associates Capital Corp. will be series of Prudential Jennison Series Fund, Inc. There will be no changes in Prudential Active Balanced Fund's investment objectives, policies or management as a result of this transaction.

    Under the terms of the proposal, shareholders of the Prudential Active Balanced Fund would become shareholders of Prudential Jennison Active Balanced Fund, which was created for the purpose of acquiring the assets of Prudential Active Balanced Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that no gain or loss for federal income tax purposes would be recognized by shareholders of the Prudential Active Balanced Fund as a result of the proposed transaction.

    The transfer is subject to approval by the shareholders of the Prudential Active Balanced Fund. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to Prudential Active Balanced Fund shareholders in late November 1997.

    The Prudential Active Balanced Fund's investment objective is to achieve total returns approaching equity returns while accepting less risk than an all equity portfolio, through an actively managed portfolio of equity securities, fixed income securities and money market instruments. Bradley Goldberg, an executive vice president and a director of Jennison Associates Capital Corp., is the portfolio manager of the Prudential Active Balanced Fund and will become the portfolio manager of Prudential Jennison Active Balanced Fund.
MF174C-2 (8/27/97)